SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2006
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                             J & J SNACK FOODS CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                    0-14616                  22-1935537
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Organization)               File Number)           Identification No.)

                   6000 Central Highway, Pennsauken, NJ 08109
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 665-9533
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneouusly satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS


On April 21, 2006, J & J Snack Foods Corp. issued a press release regarding its earnings for the second quarter of fiscal 2006.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number             Description of Document

99.1                       Press Release dated April 21, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                J & J SNACK FOODS CORP.

                                                By: /s/  Gerald B. Shreiber
                                                    ------------------------

                                                    Gerald B. Shreiber
                                                    President


                                                    /s/  Dennis G. Moore
                                                    ---------------------

                                                    Dennis G. Moore
                                                    Chief Financial Officer

Date:  April 21, 2006

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1                       Press Release dated April 21, 2006